UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2020
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(Exact name of registrant as specified in its charter)
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Delaware	000-50171	36-4415727
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
590 Madison Avenue, 35th Floor New York, New York		10022
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 484-4900
(Former Name or Former Address, if Changed Since Last Report)
____________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01    Entry into a Material Definitive Agreement

On April 24, 2020, Travelzoo (the “Company”) entered into a promissory note (the “Note”) in the principal amount of $3,121,605 (the “PPP Loan”) in favor of HSBC Bank USA, National Association (the “Lender”) pursuant to the Paycheck Protection Program (the “PPP”) of the Coronavirus Aid, Relief, and Economic Security Act, administered by the U.S. Small Business Administration (“SBA”). The PPP Loan matures on April 24, 2022 and bears interest at a rate of 1.0% per annum. Commencing October 21, 2020, the Company is required to pay the Lender equal monthly payments of principal and interest as necessary to fully amortize the principal amount outstanding by the maturity date.

Up to 20% of the PPP Loan amount may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The Company must pay all accrued interest if it prepays greater than 20% of the PPP Loan amount if the PPP Loan has been sold on the secondary market.

The PPP Loan is unsecured and is a non-recourse obligation. The Note provides for customary events of default and the PPP Loan may be accelerated upon the occurrence of an event of default.

All or a portion of the PPP Loan may be forgiven upon application to the Lender for certain costs incurred during the 8-week period beginning on the date of first disbursement, including payroll costs and rent, in accordance with the requirements under the PPP. In the event all or any portion of the PPP Loan is forgiven, the amount forgiven is applied to the outstanding principal. The Company intends to use the entire PPP Loan amount for qualifying expenses, though no assurance is provided that the Company will obtain forgiveness of the PPP Loan in whole or in part.

The foregoing description of the PPP Loan is qualified in its entirety by reference to the Note filed as an exhibit hereto and incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of the Registrant.

The disclosure in Item 1.01 of this report is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) The following exhibits are being filed herewith:

Exhibit Description

10.1 The Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELZOO

Date:	April 29, 2020	By:	/s/ Lisa Su
Lisa Su Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

10.1	The Note